UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 31, 2023
________________________________________________________________________
CURO GROUP HOLDINGS CORP
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W Hubbard Street, 8th Floor, Chicago, IL		60654
(Address of Principal Executive Offices)		(Zip Code)

(312) 470-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01     Completion of Acquisition or Disposition of Assets
Completion of Sale of Flexiti Business

On August 31, 2023, CURO Intermediate Holdings Corp. (“Seller”), a wholly owned subsidiary of CURO Group Holdings Corp. (the “Company”), completed its previously announced sale (the “Disposition”) of all of the issued and outstanding equity interests of FLX Holdings Corp. (“Flexiti”), pursuant to that certain Share Purchase Agreement, dated as of August 2, 2023 (the “Purchase Agreement), with Questrade Financial Group Inc. (“Purchaser”). In connection with the Disposition, the Seller is providing the Purchaser with certain transition services for which the Seller will be paid certain variable fees.

In connection with the completion of the Disposition, Seller and Purchaser entered into that certain Amendment to Share Purchase Agreement, dated August 31, 2023 (the “Purchase Agreement Amendment”), with amends the Purchase Agreement to, among other things, specify the Closing Time (as such term is defined in the Purchase Agreement) and memorialize the parties’ agreement regarding certain tax elections.

The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K is included in this Current Report.

The foregoing description of the Purchase Agreement, the Purchase Agreement Amendment and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) the Purchase Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2023, and is incorporated herein by reference and (ii) the Purchase Agreement Amendment, which is furnished as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of New Independent Director

On September 5, 2023, the Board of Directors (the “Board”) of the Company announced the appointment of a new independent director effective September 1, 2023. Robert Hurzeler has been appointed to a newly-created position on the Board, with a term expiring at the Company’s annual meeting of stockholders to be held in 2024. Mr. Hurzeler will serve as a member of the Board’s Compensation Committee and Risk and Compliance Committee. The Board has determined that Mr. Hurzeler satisfies the director independence requirements of the New York Stock Exchange (“NYSE”).

In connection with his appointment to the Board, Mr. Hurzeler received an award of 48,543 restricted stock units under the Company’s 2017 Incentive Plan, in accordance with the Company’s 2023 compensation program for non-employee directors who serve on committees, which was described in the section entitled “2023 Non-Employee Director Compensation Program” in our definitive proxy statement for the 2023 annual meeting of stockholders filed with the Securities and Exchange Commission (“SEC”) on April 28, 2023, which description is incorporated by reference herein. The restricted stock units will vest on April 2, 2024, subject to his continued service on the Board through such date. The Company has entered into an indemnification agreement with Mr. Hurzeler on our standard form for directors filed as Exhibit 10.31 to the Registration Statement on Form S-1 (Amendment No. 1) filed with the SEC on November 1, 2017.

There is no arrangement or understanding between Mr. Hurzeler and any other person pursuant to which Mr. Hurzeler was selected as a director. There are no transactions involving Mr. Hurzeler or his immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

ITEM 7.01     Regulation FD Disclosure
On September 5, 2023, the Company issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company also has prepared an updated outlook for the quarter ending September 30, 2023. The updated outlook is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. A copy of the presentation is available at https://ir.curo.com/.

The information furnished in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 8.01     Other Events
In connection with the appointment of Mr. Hurzeler to the Board as described above in Item 5.02, the Company has changed the composition of its Compensation Committee and the Risk and Compliance Committee. All committee members meet the independence requirements applicable to directors and the committees under SEC rules and NYSE Listing Standards.

Compensation Committee

Andrew Frawley, Chairperson
Robert Hurzeler
David Kirchheimer
Chris Masto

Risk and Compliance Committee
Gillian Van Schaick, Chairperson
Chad Faulkner
Robert Hurzeler
Issac Vaughn

ITEM 9.01     Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company have been derived from the Company’s historical consolidated financial statements and are being presented to give effect to the Disposition. The unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 2023, the unaudited pro forma consolidated statement of operations of the Company for the six months ended June 30, 2023 and the unaudited pro forma condensed consolidated statements of operations of the Company for the years ended December 31, 2022 and 2021, and the related notes thereto, are furnished as Exhibit 99.3 to this Current Report on Form 8-K.

(d). Exhibits

Exhibit Number	Description
2.1
Share Purchase Agreement, dated August 2, 2023, by and between Questrade Financial Group Inc. and CURO Intermediate Holdings Corp. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on August 3, 2023)*

2.2	Amendment to Share Purchase Agreement, dated August 31, 2023, by and between Questrade Financial Group Inc. and CURO Intermediate Holdings Corp.
99.1	Press Release, dated September 5, 2023
99.2	Updated outlook for the quarter ending September 30, 2023
99.3	Unaudited pro forma condensed consolidated financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of September, 2023.

                        CURO Group Holdings Corp.
                        By: /s/ Rebecca Fox______
                        Rebecca Fox
                        Secretary